                                  [FRONT PAGE]


COMMON STOCK                                                     COMMON STOCK

NUMBER:_______                                                   SHARES:________


                              CLYDE COMPANIES, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                   (See reverse side for certain definitions)


THIS CERTIFIES THAT _____________________________ is the record holder of_______________________________ FULLY-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF CLYDE COMPANIES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.


        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_________



__________________________         [SEAL]               _______________________
Secretary                                               President and
                                                        Chief Executive Officer

                                  [BACK PAGE]


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT --.... Custodian .....
TEN ENT -- as tenants by the entireties                           (Cust)         (Minor)
JT TEN  -- as joint tenants with right of survivorship             under Uniform Gifts
           and not as tenants in common                            to Minors Act.......
                                                                  (State)

        Additional abbreviations may also be used though not in the above list.


For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________


-----------------------------------------
NOTICE. The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


By:____________________
The Signatures should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in approved signature medallion program), pursuant to SEC Rule 17Ad-15